Loss Per Ordinary Share ("EPS")	6 Months Ended
Jun. 30, 2025
Loss Per Ordinary Share ("EPS") [Abstract]
Loss per Ordinary Share ("EPS")

Note 15 — Loss per Ordinary Share (“EPS”)

The Company complies with accounting and disclosure requirements ASC Topic 260, “Earnings Per Share”, which requires earnings per share for each class of stock (ordinary shares and participating securities) to be calculated using the two-class method. The two-class method is an allocation of earnings between the holders of ordinary shares and a company’s participating security holders. Under the two-class method, earnings for the reporting period are allocated between ordinary shareholders and other security holders based on their respective participation rights in undistributed earnings. As the Company’s two classes of ordinary shares have the same dividend rights, loss per share for each class of ordinary shares have the same results.

Basic loss per ordinary share is computed by dividing net income or loss available to ordinary shareholders by the weighted average number of ordinary shares issued and outstanding for the periods.

In accordance with ASC 260-10-45, the 3,867,481 Class B of earnout escrow shares in connection with the business combination closed on June 16, 2020 are considered contingently returnable shares and therefore are excluded from the computation of basic earnings (loss) per share for all periods presented (on a retroactively adjusted basis). Since June 16, 2021, 50% of 1,933,740 Class B of indemnity escrow shares in connection with the Closing of the business combination was included in the computation of basic earnings (loss) per share and the remaining 50% was further included starting from June 16, 2022.

For purposes of determining diluted earnings (loss) per ordinary share, basic earnings (loss) per ordinary share is further adjusted to include the effect of potential dilutive ordinary shares outstanding during the periods. Potential ordinary shares consist of the incremental ordinary shares upon exercise of warrants using the treasury stock method and upon conversion of convertible debt using the if-converted method.

For the six months ended June 30, 2025 and 2024, the following potential dilutive securities denominated in ordinary shares equivalents were excluded for the periods they were outstanding from the computation of diluted earnings loss per share because to do so would have been antidilutive. As a result, diluted loss per ordinary share is the same as basic loss per ordinary share for all periods presented.

	Six Months Ended June 30,
	2025	2024
SPAC Warrants	-	17,795,000
February 2021 Warrants	53,900,000,000	3,815,929,150
December 2021 Warrants	3,571,430,000	252,844,550
September 2023 Convertible Debenture	-	2,000,000
Series H Warrant	657,900	657,900
January 2024 Convertible Debenture	-	800,000
Series I Warrant	442,500	442,500
Series J Warrant	200,892,500	-
January 2025 Convertible Debenture	667,187,500	-
Series K Warrant	500,392,500	-
May 2025 Convertible Debenture	691,880,000	-
Series L Warrant	351,562,500	-